UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 8, 2017

On Deck Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1400 Broadway, 25th Floor
New York, New York 10018
(Address of principal executive offices, including ZIP code)
(888) 269-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note
This Form 8-K/A (this “Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K filed by On Deck Capital, Inc. (the “Company”) under Items 2.02 and 9.01 on May 8, 2017 (the “Original Form 8-K”). The Company had furnished a press release announcing its financial results for the first quarter ended March 31, 2017 as Exhibit 99.1 in Item 9.01 to the Original Form 8-K. Due to a production error, the text of the previously furnished press release incorrectly described the change in the Company's net revenue. This Form 8-K/A is being filed to amend and restate in its entirety, and supersede, Item 2.02 and Exhibit 99.1 in Item 9.01 of the Original Form 8-K. References to exhibits in this Form 8-K/A are references to the exhibit attached hereto and not to exhibits filed with the Original Form 8-K.

Item 2.02	Results of Operations and Financial Condition.
On May 8, 2017, On Deck Capital, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2017. A copy of the corrected version of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report on Form 8-K/A, including the information set forth under this Item 2.02 and including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Corrected press release, dated May 8, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2017	On Deck Capital, Inc.

/s/ Howard Katzenberg
Howard Katzenberg Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corrected press release, dated May 8, 2017.